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                                                                    EXHIBIT 32.1

                             APPLIED MATERIALS, INC.

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of Applied Materials, Inc. for the period ended May 2, 2004, I, Michael R. Splinter, President and Chief Executive Officer of Applied Materials, Inc., hereby certify pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. this Form 10-Q for the period ended May 2, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in this Form 10-Q for the period ended May 2, 2004 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc. for the periods presented therein.

Date: June 10, 2004

                                                   By:   /s/ MICHAEL R. SPLINTER
                                                         -----------------------
                                                         Michael R. Splinter
                                                         President and Chief
                                                         Executive Officer